TABLE OF CONTENTS

   USAA Family of Funds                                              1
   Message from the President                                        2
   Investment Review                                                 4
   Message from the Managers                                         5
   Financial Information:
      Distributions to Shareholders                                  9
      Independent Auditors' Report                                  10
      Statement of Assets and Liabilities                           12
      Portfolio of Investments in Securities                        13
      Notes to Portfolio of Investments in Securities               16
      Statement of Operations                                       17
      Statements of Changes in Net Assets                           18
      Notes to Financial Statements                                 19


Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

                  USAA Investment Management Company
                  Attn: Report Mail
                  9800 Fredericksburg Road
                  San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Growth and Tax Strategy Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1997, USAA. All rights reserved.




                  USAA Family of Funds Performance Summary

If you own only one or two USAA funds, you may not be aware of the performance of our other funds. This summary is a snapshot of the performance of all 33 funds by investment objective as of June 30, 1997.




                                                              Average Annual Total Return(%)*
           Investment                   Inception                                                Since
            Objective                     Date         1 yr         5 yrs        10 yrs        Inception
            ---------                     ----         ----         -----        ------        ---------
  Capital Appreciation
  ====================
  Aggressive Growth                     10/19/81       -1.72        18.38         10.88           -
  Emerging Markets(1)                    11/7/94       15.35         -             -             10.25
  Gold(1)                                8/15/84      -22.26         3.54         -4.75           -
  Growth                                  4/5/71       21.60        16.94         11.97           -
  Growth & Income                         6/1/93       31.29         -             -             18.53
  International(1)                       7/11/88       21.81        15.39          -             11.77
  S&P 500 Index(4)(+)                     5/1/96       34.59         -             -             33.24
  World Growth(1)                        10/1/92       21.85         -             -             15.50

  Asset Allocation
  =================
  Balanced Strategy(1)                    9/1/95       22.38         -             -             15.48
  Cornerstone Strategy(1)                8/15/84       20.45        14.33          9.22           -
  Growth and Tax Strategy(2)**           1/11/89       15.72        11.23          -             10.45
  Growth Strategy(1)                      9/1/95       15.37         -             -             21.37
  Income Strategy                         9/1/95       14.48         -             -             10.36

  Income - Taxable
  ================
  GNMA                                    2/1/91        9.37         6.85          -              7.67
  Income                                  3/4/74        8.21         7.44          9.45           -
  Income Stock                            5/4/87       20.77        14.21         12.89           -
  Short-Term Bond                         6/1/93        7.71         -             -              5.69

  Income - Tax Exempt
  ===================
  Long-Term(2)**                         3/19/82        9.22         6.71          8.09           -
  Intermediate-Term(2)**                 3/19/82        8.20         6.76          7.54           -
  Short-Term(2)**                        3/19/82        5.50         4.80          5.59           -
  California Bond(2)**                    8/1/89        8.90         7.13          -              7.58
  Florida Tax-Free Income(2)**           10/1/93        9.79         -             -              4.29
  New York Bond(2)**                    10/15/90        8.86         6.46          -              8.31
  Texas Tax-Free Income(2)**              8/1/94       10.37         -             -              9.24
  Virginia Bond(2)**                    10/15/90        8.50         6.93          -              8.08

  Money Market
  ============
  Money Market(3)                         2/2/81        5.28         4.48          5.80           -
  Tax Exempt Money Market(2),(3)**        2/6/84        3.36         3.04          4.15           -
  Treasury Money Market Trust(3)          2/1/91        5.13         4.28          -              4.38
  California Money Market(2),(3)**        8/1/89        3.29         2.94          -              3.62
  Florida Tax-Free Money Market(2),(3)** 10/1/93        3.26         -             -              3.04
  New York Money Market(2),(3)**        10/15/90        3.21         2.82          -              3.08
  Texas Tax-Free Money Market(2),(3)**    8/1/94        3.31         -             -              3.33
  Virginia Money Market(2),(3)**        10/15/90        3.22         2.87          -              3.20




Non-deposit investment products offered by USAA Investment Management Company are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, including possible loss of the principal amount invested.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.

(1) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(2) Some income may be subject to state or local taxes or the federal alternative minimum tax.

(3) An investment in a money market fund is neither insured nor guaranteed by the U.S. government and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.

(4) S&P 500(Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc., and has been licensed for use. The product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the product.

* Total return equals income return plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.
** IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax-exempt. California, Florida, New York, Texas, and Virginia funds available to residents only.

+  Includes account maintenance fee through December 31, 1996.



MESSAGE FROM THE PRESIDENT

I HAVE A FEELING
  THAT WE WILL REMEMBER 1997

[Photograph of President, Michael J.C. Roth appears here]

The year began with an atmosphere of looking over your shoulder. The market had risen about 61% in two years and all history told us that was unusual. Then it advanced another 10% in January and February, before it encountered a loss of confidence. By April it had lost all of the advance for this year(1) and it felt so shaky that I sent shareholders a letter encouraging them to remember how important we think asset allocation is in establishing your level of risk. But by the time that letter arrived in early May the market was again setting record highs. Indeed, one shareholder wrote me asking, "Why did you send this letter?"

The market has now driven upward to a return of 20% for the year, but as I write this, it has fallen 192 points on the Dow; its second worst one-day decline in points.

It would not be unusual if the market were to finish 1997 with a return well below that of '95 and '96. We believe that the long-term return on the stock market is around 10% to 12%.(2) Years such as '95 and '96 are necessary to achieve such a long-term record, but by themselves they are exceptional. It is important that investors have a position in stocks, but the risk that such a position carries should, for most people, be offset by holding some different assets including fixed income securities. Most of the funds in the USAA Investment Trust are structured like that.

The Roth family will remember 1997 for another reason. We have a new granddaughter, Katharine Sophia Broyles, who was born on January 3. She now has an InveStart(Registered Trademark) account in the Cornerstone Strategy Fund, our oldest asset strategy fund. I am confident that our monthly additions to that account has the potential to build a meaningful college fund for her, regardless of what 1997 serves up.

Sincerely,



Michael J.C. Roth
PRESIDENT AND
VICE CHAIRMAN OF THE BOARD


Past performance is no guarantee of future results.

A systematic plan, such as InveStart, does not assure a profit or protect against loss in declining markets. Since such a plan involves continuous investment in securities regardless of fluctuating price levels, you should consider your financial ability to continue purchases through periods of low and high price levels.

(1) S&P 500 Index is an unmanaged index representing the average performance of a group of 500 widely held publicly traded stocks. It is not possible to invest directly in the S&P 500 Index.

(2) Source: (Copyright) Computed using data from Stocks, Bonds, Bills & Inflation 1997 Yearbook(TM), Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex Sinquefield). Used with permission. All rights reserved.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses please call for a prospectus. Read it carefully before you invest.



                           INVESTMENT REVIEW

GROWTH AND TAX STRATEGY FUND

OBJECTIVE: A conservative balance between income, the majority of which is exempt from federal income tax, and the potential for long-term growth of capital to preserve purchasing power.

                                             5/31/97            5/31/96
  Net Assets.......................     $185.5 MILLION       $160.4 MILLION
  Net Asset Value Per Share........         $15.14              $14.11


Average Annual Total Return as of 5/31/97
1 Year....................................................        14.21%
5 Years...................................................        10.89%
Since inception on January 11, 1989.......................        10.29%

30-Day SEC Yield on May 31, 1997.........................          3.66%*
*Calculated as prescribed by the Securities and Exchange Commission.

[A graph is shown here which is a comparison of the change in value of a $10,000 investment, for the period of 1/11/89 to 5/31/97, with dividends and capital gains reinvested. The ending value of each item graphed is as follows: USAA Growth and Tax Strategy Fund- $22,841 and the Lehman Brothers Municipal Bond Index - $19,219.]

The graph illustrates how a $10,000 hypothetical investment in the USAA Growth and Tax Strategy Fund outperformed its benchmark, the Lehman Brothers Municipal Bond Index, an unmanaged benchmark of total return performance for the long-term investment grade tax-exempt bond market.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.



                            MESSAGE FROM THE MANAGERS


[Photograph of Portfolio Managers Seated L to R: Clifford A. Gladson, CFA (Tax-Exempt Short-Term), John W. Saunders, Jr., CFA (Allocation Manager);
Standing L to R: Harry W. Miller, CFA (Basic Value Stocks), and Kenneth E. Willmann, CFA (Tax-Exempt Long-Term).]

Fund Overview
With the sustained Bull Market in stocks, normal portfolio turnover in mutual fund stock portfolios has been producing capital gains which become tax liabilities for shareholders. This has turned investors' attention to after-tax return on investment. Recent articles in the financial press have introduced the concept of tax-efficient mutual funds. Your Fund was unique in this regard when started in January, 1989 and has been cited as such in many of these articles.*

Over half of the Fund is invested in tax-exempt securities, and over half of the Fund's investment income to shareholders has been exempt from federal income tax since inception. The Basic Value Securities component has been managed to mitigate taxable capital gains.

Our original objective for this Fund was to provide an investment for conservative investors who wanted to reduce their income tax. Common stock exposure was included to give some protection against inflation over time. Now, with the introduction of the concept of tax efficiency in mutual funds, your Fund is on the leading edge.

* The Only Return That Matters is the One After Taxes, St. Louis Post-Dispatch, May 12, 1997; Cutting Taxes, Mutual Fund Magazine, March 1997; Fund Scope: A Taxing Subject, Barron's, February 24, 1997; Making April Less Taxing, Morningstar Investor, February 1997; and A Wise Course: New Funds Clamp Down on Taxable Income, Chicago Tribune, December 26, 1996.

Fluctuating interest rates and bond market volatility have continued throughout the past fiscal year. The low point for interest rates, as measured by the yield on the 30-year U.S. Treasury Bond,(1)occurred on November 29, 1996, the last day of the previous reporting period. In this past six months, interest rates have trended upward again to a level slightly below a year ago. Tax-exempt bonds have fared better than Treasury bonds because spreads between taxable and tax-exempt securities have widened as discussion of a flat income tax has ceased. Meanwhile, the stock market continues to achieve new highs, and this portfolio segment has been largely responsible for the 5.75% total return in this six months reporting period.

The Fund's investment categories were rebalanced within their respective ranges at the end of May. Current portfolio mix as of May 31, 1997, was 22.4% short-term tax-exempt, 32.9% long-term tax-exempt, and 43.5% basic value stocks.

Short-Term Tax-Exempt Securities
Since our last report, we increased the percentage of variable rate demand notes (VRDNs(2) within the short-term segment of the portfolio. This reduced the weighted average maturity of our short-term holdings from 113 days on November 30, 1996, to 106 days on May 31, 1997. The VRDNs' frequent rate adjustment feature, every seven days or less, allows the portfolio to swiftly profit from a rise in short-term interest rates.

(1) The 30-year Treasury Bond is generally considered the benchmark for long-term interest rates in the U.S.

(2) Variable rate demand notes are notes representing borrowings that are payable on demand and that bear interest tied to a money market rate.


[A pie chart is shown here depicting the Asset Allocation as of May 31, 1997 for USAA Growth and Tax Strategy Fund to be: Basic Value Stocks - 43.5%*, Tax-Exempt Short-Term Securities - 22.4%* and Tax Exempt Long-Term Securities 32.9%*.]

* Percentages are of the Net Assets in the Portfolio and may or may not equal 100%.


Long-Term Tax-Exempt Securities
The interest rate on long-term tax-exempt securities finished the fiscal year May 31, 1997, lower than it started. This can be seen in the graph below, which shows the yield on the Bond Buyer 40-Bond Index (BBI40), the industry standard yield for the long-term tax-exempt bond market. The average maturity of the bonds in this portfolio category remained above twenty years for the entire fiscal year. The long maturity combined with declining interest rates resulted in a rise in the Fund's bond values. We continue to concentrate on producing high levels of tax-exempt income while investing exclusively in investment-grade bonds.

[A graph is located here which shows the Bond Buyer 40-Bond Index Yield to Maturity (BBI40) Bond Yield from 5/31/96 to 5/31/97. The vertical axis shows the yield and the horizontal axis shows the time period. The ending value on 5/31/97 for the Bond Buyer 40-Bond Index (BBI40) Bond is 5.74%.]

Basic Value Securities
The Standard and Poor's 500 Index(3)is up over 13% since our semiannual report of November 30, 1996, despite the fact that the Federal Reserve raised interest rates. Interest rates still remain relatively low, inflation appears to be in check, and overall, corporate earnings have been favorable.

We currently hold 30 issues versus 31 at the time of our previous report. Three new issues were added: PNC Bank, Chase Manhattan, and Chevron. Four issues were eliminated: Nordstrom, J.C. Penney, May Department Stores, and Dow Chemical.

On a total return basis, a few exceptionally good performers during this period were Xerox, Bristol-Myers Squibb, Philip Morris, Halliburton, Universal Corp., and Allstate. A few stocks that underperformed were Pharmacia & Upjohn, NICOR, and B.F. Goodrich.

Your  Fund  is  diversified  in  19  industries.   We  remain   overweighted  in
Healthcare/Drugs, Machinery, Oils, and Telephones.

(3) The S&P 500 Index is an unmanaged index representing the average performance of a group of 500 widely held publicly traded stocks. It is not possible to invest directly in the S&P 500 Index.

                       Tax-Exempt Securities
                          Top 5 Holdings
                         (% of Net Assets)

Indiana Health Facility Financing Auth. RB, Series 1993             3.3
New York State Medical Care Facilities, Series 1995A                3.3
New York City Housing Development Corp. RB,
    Series 1984A (CRE)                                              3.2
Duluth Health Facilities RB, Series 1996 (CRE)                      3.1
Delaware County IDA RB, Series 1997A                                3.0


         Basic Value Stocks
           Top 5 Holdings
          (% of Net Assets)

 Halliburton                      2.5
 Allstate                         2.0
 Boeing                           2.0
 Bristol-Myers Squibb             2.0
 Minnesota
   Mining & Manufacturing         2.0


                 Top 10 Industries
                 (% of Net Assets)

  Healthcare Related                   27.3
  Housing Multi/Family                  8.7
  Oil Related                           8.6
  Housing Single/Family                 8.5
  Telecommunications Related            5.8
  Retirement Homes                      3.9
  Aerospace/Defense                     3.8
  Machinery-Diversified                 3.6
  Resource Recovery                     3.0
  Gas Utilities                         2.7


Note: Income may be subject to federal, state or local taxes, or to the alternative minimum tax.

See page 13 for a complete listing of the Portfolio of Investments in Securities.


                        DISTRIBUTIONS TO SHAREHOLDERS

The following per share information describes the federal tax treatment of distributions made during the fiscal year ended May 31, 1997. These figures are provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Distributions for the calendar year will be reported to you on Form 1099-DIV in January 1998.

             Tax exempt income                 $.35
             Ordinary income                    .19*
             Long-term capital gains            .34
                                               ----
               Total                           $.88
                                               ====

100% of ordinary income distributions qualify for deduction by corporations.


* Includes distribution of short-term capital gains, if any, which are taxable as ordinary income.




                       INDEPENDENT AUDITORS' REPORT

The Shareholders and the Board of Trustees
USAA INVESTMENT TRUST:

We have audited the accompanying statement of assets and liabilities and portfolio of investments in securities of the Growth and Tax Strategy Fund of USAA Investment Trust as of May 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights information presented in note 7 to the financial statements for each of the periods in the nine-year period then ended. These financial statements and the financial highlights information are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and the financial highlights information based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights information referred to above present fairly, in all material respects, the financial position of the Growth and Tax Strategy Fund of USAA Investment Trust as of May 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights information for each of the periods in the nine-year period then ended, in conformity with generally accepted accounting principles.


                                        KPMG PEAT MARWICK LLP

San Antonio, Texas
July 9, 1997







Growth and Tax Strategy Fund
Statement of Assets and Liabilities
(In Thousands)

May 31, 1997

Assets
   Investments in securities, at market value (identified cost of $149,680)                  $  183,295
   Cash                                                                                             137
   Receivables:
      Capital shares sold                                                                           103
      Dividends and interest                                                                      1,519
      Securities sold                                                                               662
                                                                                             ----------
         Total assets                                                                           185,716
                                                                                             ==========

Liabilities
   Capital shares redeemed                                                                           66
   USAA Investment Management Company                                                                77
   USAA Transfer Agency Company                                                                      20
   Accounts payable and accrued expenses                                                             49
                                                                                             ----------
         Total liabilities                                                                          212
                                                                                             ----------
            Net assets applicable to capital shares outstanding                              $  185,504
                                                                                             ==========
Represented By:
   Paid-in capital                                                                           $  145,854
   Accumulated undistributed net investment income                                                1,177
   Accumulated net realized gain on investments                                                   4,858
   Net unrealized appreciation of investments                                                    33,615
                                                                                             ----------
            Net assets applicable to capital shares outstanding                              $  185,504
                                                                                             ==========
   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                                               12,251
                                                                                             ==========
   Net asset value, redemption price, and offering price per share                           $    15.14
                                                                                             ==========


See accompanying notes to financial statements.




Growth and Tax Strategy Fund
Portfolio of Investments in Securities

May 31, 1997


                                           Market
    Number                                 Value
   of Shares           Security            (000)
   ---------           --------            -----

       Basic Value Stocks (43.5%)

         Aerospace/Defense (3.8%)
  80,000 B.F. Goodrich Co.                $   3,440
  35,000 Boeing Co.                           3,684
                                          ---------
                                              7,124
                                          ---------

         Automobiles (1.6%)
  80,000 Ford Motor Co.                       3,000
                                          ---------

         Bank Holding Companies -
           Major Regional (1.5%)
  65,000 PNC Bank Corp.                       2,722
                                          ---------

         Bank Holding Companies -
           Money Center (1.3%)
  18,000 Bankers Trust New York Corp.         1,523
  10,000 Chase Manhattan Corp.                  945
                                          ---------
                                              2,468
                                          ---------

         Chemicals (1.9%)
  80,000 Monsanto Co.                         3,520
                                          ---------

         Distribution & Pipelines (0.7%)
  36,000 NICOR, Inc.                          1,237
                                          ---------

         Drugs (1.3%)
  70,000 Pharmacia & Upjohn, Inc.             2,424
                                          ---------

         Healthcare - Diversified (2.8%)
  20,000 American Home Products Corp.         1,525
  50,000 Bristol-Myers Squibb Co.             3,669
                                          ---------
                                              5,194
                                          ---------

         Insurance - Property/Casualty (2.0%)
  50,000 Allstate Corp.                       3,669
                                          ---------

         Machinery - Diversified (3.6%)
  35,000 Caterpillar, Inc.                    3,417
  65,000 Deere & Co.                          3,323
                                          ---------
                                              6,740
                                          ---------

         Manufacturing - Diversified
           Industries (2.0%)
  40,000 Minnesota Mining &
           Manufacturing Co.                  3,670
                                          ---------

         Office Equipment & Supplies (1.8%)
  48,000 Xerox Corp.                          3,252
                                          ---------

         Oil - Domestic (2.5%)
  50,000 Occidental Petroleum Corp.           1,162
  80,000 Unocal Corp.                         3,410
                                          ---------
                                              4,572
                                          ---------

         Oil - International (3.6%)
  35,000 Chevron Corp.                        2,450
  15,000 Mobil Corp.                          2,098
  20,000 Texaco, Inc.                         2,183
                                          ---------
                                              6,731
                                          ---------

         Oil Well Equipment & Service (2.5%)
  60,000 Halliburton Co.                      4,642
                                          ---------

         Paper & Forest Products (1.7%)
  65,000 Weyerhaeuser Co.                     3,242
                                          ---------

         Railroads (1.2%)
  23,000 Norfolk Southern Corp.               2,234
                                          ---------

         Telephones (5.8%)
  70,000 GTE Corp.                            3,089
  44,000 NYNEX Corp.                          2,365
  55,000 SBC Communications Corp.             3,217
  43,000 Sprint Corp.                         2,102
                                          ---------
                                             10,773
                                          ---------

         Tobacco (1.9%)
  30,000 Philip Morris Co., Inc.              1,320
  60,000 Universal Corp.                      2,182
                                          ---------
                                              3,502
                                          ---------

         Total basic value stocks
           (cost: $49,697)                   80,716
                                          ---------



Principal                                                                                             Market
 Amount                                                                   Coupon                       Value
 (000)                  Security                                           Rate       Maturity         (000)
 -----                  --------                                           ----       --------         -----
                              Tax-Exempt Securities (55.3%)
                          Short-Term Tax-Exempt Securities (22.4%)
            Arkansas (1.7%)
   $3,200   Fayetteville Public Facilities Board RB, Series 1997 (CRE)     3.95%      9/01/27(a)     $  3,200
            California (2.7%)
    5,000   Santa Rosa Housing Auth. MFH RB, Series 1995E (CRE)            4.88       9/01/07(b)        5,003
            Florida (1.9%)
      240   Orange County Health Facilities Auth. RB, Series 1995          4.75       7/01/97             240
    3,300   Volusia County Health Facilities Auth. RB,
              Series 1995 (CRE)                                            3.95       9/01/20(a)        3,300
            Georgia (2.2%)
    4,100   Fulton County Residential Care Facilities RB,
              Series 1996 (CRE)                                            3.95       1/01/18(a)        4,100
            Indiana (3.3%)
    6,100   Health Facility Financing Auth. RB, Series 1993                4.65      11/01/98           6,145
            Minnesota (3.1%)
    5,700   Duluth Health Facilities RB, Series 1996 (CRE)                 3.95       6/01/19(a)        5,700
            New York (3.2%)
    6,000   New York City Housing Development Corp. RB,
              Series 1984A (CRE)                                           4.50      12/01/16(a)        6,000
            Oklahoma (0.5%)
      940   Valley View Hospital Auth. RB, Series 1996                     5.00       8/15/97             940
            Pennsylvania (3.1%)
    5,605   Delaware County IDA RB, Series 1997A                           5.50       1/01/98           5,637
            Tennessee (0.5%)
    1,000   Shelby County Hospital RB, Series 1993                         4.50      11/01/98             997
            Texas (0.2%)
      345   Fort Worth Higher Education Finance Corp. RB,
              Series 1997A                                                 4.20      10/01/98             344
                                                                                                      -------
              Total short-term tax-exempt securities (cost: $41,569)                                   41,606
                                                                                                      -------


                                       Long-Term Tax-Exempt Securities (32.9%)
            Illinois (3.0%)
    5,500   Health Facilities Auth. RB, Series 1996                        6.38      1/01/15            5,595
            Indiana (4.1%)
    4,915   Fifth Avenue Housing Development Corp. MFH RB,
              Series 1993A                                                 7.25      7/01/25            5,132
    2,500   LaPorte County Hospital Auth. RB                               6.00      3/01/23            2,461
            Maine (2.8%)
    5,000   Housing Auth. SFH RB, Series 1994C-1                           6.50%    11/15/11            5,206
            Michigan (2.1%)
    4,000   Hospital Finance Auth. RB, Series 1996                         6.25     10/01/27            3,962
            Montana (2.0%)
    3,600   Health Facilities Auth. RB, Series 1996                        6.38      6/01/18            3,594
            New York (3.3%)
    5,850   Medical Care Facilities Finance Agency RB, Series 1995A        6.85      2/15/17            6,136
            Pennsylvania (5.1%)
    4,500   Monroeville Hospital Auth. RB, Series 1995                     6.25     10/01/15            4,589
    4,785   Philadelphia Gas Works RB, 14th Series                         6.38      7/01/26            4,913
            Rhode Island (3.0%)
    5,200   Housing and Mortgage Finance Corp. SFH RB, Series 15-A         6.85     10/01/24            5,495
            Texas (4.8%)
    3,410   Fort Worth Higher Education Finance Corp. RB,
              Series 1997A                                                 6.00     10/01/16            3,345
    2,100   North Central Texas Health Facilities
              Development Corp. RB, Series 1996                            6.30      2/15/15            2,103
   30,270   Northwest Texas Independent School District GO,
              Series 1997 (CRE)                                            6.38(c)   8/15/32            3,455
            Wisconsin (2.7%)
    4,745   Housing and Economic Development Auth. SFH RB,
              Series 1992A                                                 7.10      3/01/23            4,987
                                                                                                     --------
                   Total long-term tax-exempt securities (cost: $58,414)                               60,973
                                                                                                     --------
              Total tax-exempt securities (cost: $99,983)                                             102,579
                                                                                                     --------
              Total investments (cost: $149,680)                                                     $183,295
                                                                                                     ========




Growth and Tax Strategy Fund
Notes to Portfolio of Investments in Securities

May 31, 1997



General Notes
Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

Portfolio Description Abbreviations
         IDA      Industrial Development Authority/Agency
         GO       General Obligation
         MFH      Multi-Family Housing
         RB       Revenue Bond
         SFH      Single-Family Housing

CRE -- Credit Enhancement -- adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal when due. The enhancement may be provided by either a high quality bank, insurance company, or other corporation, or a collateral trust. Typically, the rating agencies evaluate the security based upon the credit standing of the provider of the credit enhancement, rather than the credit standing of the issuer.

Specific Notes
(a) Variable rate demand notes (VRDN) -- provide the right, on any business day, to sell the security at face value on either that day or in seven days. The interest rate is adjusted at a stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. In bond funds, the effective maturity is the next put date. Most VRDNs possess a credit enhancement.

(b) Put bonds -- provide the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity to the next tender date.

(c) Zero coupon security-- the rate represents the effective yield at date of purchase. This security represents 1.9% of the Fund's net assets.

See accompanying notes to financial statements.



Growth and Tax Strategy Fund
Statement of Operations
(In Thousands)

Year ended May 31, 1997


   Net investment income:
     Income:
      Dividends                                                                               $   2,425
      Interest                                                                                    5,068
                                                                                              ---------
         Total income                                                                             7,493
                                                                                              ---------
   Expenses:
      Management fees                                                                               852
      Transfer agent's fees                                                                         249
      Custodian's fees                                                                               75
      Postage                                                                                        16
      Shareholder reporting fees                                                                      9
      Trustees' fees                                                                                  4
      Registration fees                                                                              38
      Audit fees                                                                                     17
      Legal fees                                                                                      4
      Other                                                                                           1
                                                                                              ---------
         Total expenses                                                                           1,265
                                                                                              ---------
            Net investment income                                                                 6,228
                                                                                              ---------
Net realized and unrealized gain on investments:
   Net realized gain on investments                                                               5,127
   Change in net unrealized appreciation/depreciation of investments                             11,566
                                                                                              ---------
            Net realized and unrealized gain                                                     16,693
                                                                                              ---------
Increase in net assets resulting from operations                                              $  22,921
                                                                                              =========


See accompanying notes to financial statements.



Growth and Tax Strategy Fund
Statements of Changes in Net Assets
(In Thousands)

Years ended May 31,



                                                                              1997               1996
                                                                              ----               ----
From operations:
   Net investment income                                                    $  6,228           $  5,523
   Net realized gain on investments                                            5,127              4,268
   Change in net unrealized appreciation/depreciation of investments          11,566              9,985
                                                                            --------           --------
      Increase in net assets resulting from operations                        22,921             19,776
                                                                            --------           --------
Distributions to shareholders from:
   Net investment income                                                      (6,142)            (5,439)
                                                                            --------           --------
   Net realized gains                                                         (4,105)              (350)
                                                                            --------           --------
From capital share transactions:
   Proceeds from shares sold                                                  25,306             28,971
   Shares issued for dividends reinvested                                      9,415              5,210
   Cost of shares redeemed                                                   (22,281)           (22,316)
                                                                            --------           --------
      Increase in net assets from capital share transactions                  12,440             11,865
                                                                            --------           --------
Net increase in net assets                                                    25,114             25,852
Net assets:
   Beginning of period                                                       160,390            134,538
                                                                            --------           --------
   End of period                                                          $  185,504         $  160,390
                                                                          ==========         ==========
Undistributed net investment income included in net assets:
   Beginning of period                                                    $    1,091         $    1,007
                                                                          ==========         ==========
   End of period                                                          $    1,177         $    1,091
                                                                          ==========         ==========
Change in shares outstanding:
   Shares sold                                                                 1,771              2,140
   Shares issued for dividends reinvested                                        676                391
   Shares redeemed                                                            (1,559)            (1,665)
                                                                          ----------         ----------
      Increase in shares outstanding                                             888                866
                                                                          ==========         ==========


See accompanying notes to financial statements.




Growth and Tax Strategy Fund
Notes to Financial Statements

May 31, 1997



(1) Summary of Significant Accounting Policies
USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of eleven separate funds. The information presented in this annual report pertains only to the Growth and Tax Strategy Fund (the Fund). The Fund's investment objective is to seek a conservative balance between income, the majority of which is exempt from federal income tax, and the potential for long-term growth of capital to preserve purchasing power.

A. Security valuation -- The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Other debt and government securities are valued each business day by a pricing service (the Service) approved by the Fund's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions.

5. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Trustees.

B. Federal taxes -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Discounts and premiums on short-term taxable securities, original issue discounts on all securities, and premiums on long-term tax exempt securities are amortized over the life of the respective securities. Amortization of market discounts on long-term securities is recognized as interest income upon disposition of the security to the extent there is a gain on disposition.

D. Use of estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) Lines of Credit
The Fund participates with other USAA funds in two joint short-term revolving loan agreements totaling $850 million through January 13, 1998, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with an unaffiliated bank ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under these agreements, the Fund may borrow up to a maximum of 25% of its total assets, of which only 5% may be borrowed from CAPCO, at the lending institution's borrowing rate plus a markup. The Fund had no borrowings under either of these agreements during the year ended May 31, 1997.

(3)   Distributions
Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. Distributions of net investment income of $.13 per share, declared and paid in June 1997, and long-term capital gains of $.3994 per share, declared and paid in July 1997, are not reflected in the accompanying financial statements.

(4)   Investment Transactions
Purchases and sales/maturities of securities,  excluding short-term  securities,
for  the  year  ended  May  31,  1997  were   $305,292,959   and   $303,440,572,
respectively.

Gross unrealized appreciation and depreciation of investments at May 31, 1997 was $33,623,434 and $8,822, respectively.

(5)   Transactions with Manager
A. Management fees -- The investment policies of the Fund and management of the Fund's portfolio are carried out by USAA Investment Management Company (the Manager). The Fund's management fees are computed at .50% of its annual average net assets.

B. Transfer agent's fees -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge per shareholder account plus out-of-pocket expenses.

C. Underwriting services -- The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

D. Brokerage services -- USAA Brokerage Services, a discount brokerage service of the Manager, may execute portfolio transactions for the Fund. The amount of brokerage commissions paid to USAA Brokerage Services during the year ended May 31, 1997 was $15,356.

(6)   Transactions with Affiliates
Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.



(7) Financial Highlights
Per share operating performance for a share outstanding throughout each period is as follows:



                                          Year Ended May 31,
                                          ------------------
                                                                   Eight-month
                                                                  Period Ended
                                                                      May 31,
                              1997          1996         1995          1994
                              ----          ----         ----          ----
Net asset value at
   beginning of period      $  14.11     $  12.82      $  12.32      $  13.00
Net investment income            .52          .51           .49           .29
Net realized and
   unrealized gain (loss)       1.39         1.32           .76          (.27)
Distributions from net
   investment income            (.52)        (.51)         (.48)         (.33)
Distributions of realized
   capital gains                (.36)        (.03)         (.27)         (.37)
                            --------     --------      --------      --------
Net asset value at
   end of period            $  15.14     $  14.11      $  12.82      $  12.32
                            ========     ========      ========      ========
Total return (%) **            14.21        14.61        10.73            .13
Net assets at end
   of period (000)          $185,504     $160,390      $134,538      $128,077
Ratio of expenses to
   average net assets (%)        .74          .82           .80           .84(a)
Ratio of net investment
   income to average
   net assets (%)               3.66         3.79          4.02          3.56(a)
Portfolio turnover (%)        194.21(c)    202.55(c)     265.52(c)     171.35(c)
Average commission
   rate paid per share +    $  .0477     $  .0505






                                          Year Ended September 30,
                                          ------------------------
                              1993          1992         1991          1990          1989*
                              ----          ----         ----          ----          ----
Net asset value at
   beginning of period      $  12.00     $  11.51      $  10.59      $  11.08      $ 10.00
Net investment income            .46          .48           .53           .52          .27
Net realized and
   unrealized gain (loss)       1.01          .50           .93          (.49)         .96
Distributions from net
   investment income            (.46)        (.49)         (.54)         (.50)        (.15)
Distributions of realized
   capital gains                (.01)         -             -            (.02)         -
                            --------     --------      --------      --------      -------
Net asset value at
   end of period            $  13.00     $  12.00      $  11.51      $  10.59      $ 11.08
                            ========     ========      ========      ========      =======
Total return (%) **            12.57         8.74         14.19           .19        12.38
Net assets at end
   of period (000)          $118,532     $ 82,840      $ 53,535      $ 37,599      $23,823
Ratio of expenses to
   average net assets (%)        .86          .92          1.00(b)       1.00(b)      1.29(a,b)
Ratio of net investment
   income to average
   net assets (%)               3.81         4.31          4.91(b)       5.05(b)      4.90(a,b)
Portfolio turnover (%)         98.83       106.83         81.22        105.78       119.76
Average commission
   rate paid per share +


  * Fund commenced operations January 11, 1989.
 ** Assumes  reinvestment of all dividend income and capital gain  distributions during the period.
  + Calculated by aggregating all commissions paid on the purchase and sale of securities and dividing by the actual number of shares purchased or sold for which commissions were charged.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(b) The information contained in this table is based on actual expenses for the period, after giving effect to reimbursements of expenses by the Manager. Absent such reimbursements the Fund's ratios would have been:


                                            Year Ended September 30,
                                            ------------------------

                                 1991             1990               1989*
                                 ----             ----               ----
Ratio of expenses to
  average net assets (%)         1.06              1.24              1.48 (a)
Ratio of net investment income
  to average net assets (%)      4.85              4.81              4.71 (a)


(c) The Fund may simultaneously purchase and sell the same securities. These transactions can be high in volume and dissimilar to other trade activity within the Fund. If these transactions were excluded from the calculation, the portfolio turnover rate would be as follows:



                                                                   Eight-month
                                                                  Period Ended
                                           Year Ended May 31,         May 31,
                                           ------------------
                                    1997        1996        1995       1994
                                    ----        ----        ----       ----
Portfolio turnover (%)              52.97       61.98      131.28      93.56
Purchases and sales of this type
   are as follows:
Purchases (000)                  $220,402    $192,239    $234,367    $98,639
Sales (000)                      $220,683    $192,490    $234,669    $98,761